First Sierra Equipment Contract Trust Series 1997-1
First Sierra Receivables IV, Inc.
Monthly Servicer Certificate - Payment Summary **
Collection Period Ended September 1, 2001

Available Amount to Note Holders:                                                                       3,452,111.39

Disbursements from Collection Account: Section 3.04(b) of the Servicing Agreement

(i)          Initial Unpaid Amounts inadvertantly deposited in Collection Account                                  -
(ii)         Indemnity Payments paid inadvertantly deposited in Collection Account                                 -
(iii)        Aggregate of:
             (a) Unreimbursed Servicer Advances                                                           543,163.49
             (b) Servicer Fees from current and prior Collection Period                                    13,922.20
             (c) Servicing Charges inadvertantly deposited in Collection Account                                   -
(iv)         Current and unpaid Back-up Servicing Fees                                                        556.89
(v)          Premium Amount due on Payment Date and unpaid Premium Amounts                                  3,302.31
             Adjustment to prior month premium amount                                                              -
(vi)         Indenture Trustee Fee due on Payment Date and unpaid Indenture Trustee Fees                      291.67
(vii)        Reimbursable Trustee Expenses pre 7.07(a)(ii)                                                         -
(viii)       Class A-1 through A-4 Note Interest on a pari passu basis:
             Class A-1 Note Interest                                                                               -
             Adjustment to prior month Class A-1 Note Interest                                                     -
             Class A-2 Note Interest                                                                               -
             Class A-3 Note Interest                                                                               -
             Class A-4 Note Interest                                                                      149,783.51
(ix)         Class B-1 Note Interest                                                                        3,514.64
(x)          Letter of Credit Bank Fee and unpaid amounts                                                     280.76
(xi)         Class B-2 Note Interest                                                                        3,292.59
(xii)        Class A-1 throught A-4 Principal Distribution Amount:
             Class A-1 Principal Distribution Amount                                                               -
             Class A-2 Principal Distribution Amount                                                               -
             Class A-3 Principal Distribution Amount                                                               -
             Class A-4 Principal Distribution Amount                                                    2,563,260.80
(xiii)       Note Insuer Reimbursement Amount                                                                      -
(xiv)        Class B-1 Base Principal Distribution Amount plus Class B-1 Overdue Principal                 55,723.06
(xv)         Class B-2 Base Principal Distribution Amount plus Class B-2 Overdue Principal                 55,723.06
(xvi)        Letter of Credit Reimbursement Amount                                                                 -
(xvii)       Class B-3 Note Interest                                                                        3,573.35
(xviii)      Class B-3 Base Principal Distribution Amount plus Class B-3 Overdue Principal                 55,723.06
(xix)        Excess Indenture Trustee Expenses over those permitted by Section 7.07(a)(ii)                         -
(xx)         Letter of Credit Additional Reimbursement Amount                                                      -
(xxi)        Other Amounts Due Servicer under Servicing Agreement                                                  -
(xxii)       Remaining Amount to Residual Holder                                                                   -
             Additional Principal Distribution Amount to Noteholders
             Class A-1 additional Principal Distribution Amount                                                    -
             Class A-2 additional Principal Distribution Amount                                                    -
             Class A-3 additional Principal Distribution Amount                                                    -
             Class A-4 additional Principal Distribution Amount                                                    -
             Class B-1 additional Principal Distribution Amount                                                    -
             Class B-2 additional Principal Distribution Amount                                                    -
             Class B-3 additional Principal Distribution Amount                                                    -

             Reviewed By:



             ___________________________________________________________________
             Joel Cappon
             Controller, American Express Business Finance


"*The Servicer is presently conducting an audit of Leases acquired from a single Source. Accordingly, this Monthly Statement is subject to revision after conclusion of such audit. We anticipate that such audit will be substantially complete in the near future.

First Sierra Equipment Contract Trust Series 1997-1
First Sierra Receivables IV, Inc.
Monthly Servicer Certificate - Note Balance Rollforward
Collection Period Ended September 1, 2001

                     Initial        Beginning         Base         Additional        Total         Ending         Ending
                    Principal       Principal       Principal       Principal      Principal      Principal    Certificate
    Class            Balance         Balance       Distribution   Distribution   Distribution      Balance        Factor
--------------    -------------   -------------   -------------   ------------   ------------   -------------  -----------
 Class A-1        32,998,000.00             -              -             -                -               -     0.0000000
 Class A-2        85,479,000.00             -              -             -                -               -     0.0000000
 Class A-3        51,527,000.00             -              -             -                -               -     0.0000000
 Class A-4        38,238,000.00   28,305,544.65   2,563,260.80           -       2,563,260.80   25,742,283.86   0.6732121
                 --------------   -------------   ------------   -------------   ------------   -------------   ---------
 Total Class A   208,242,000.00   28,305,544.65   2,563,260.80           -       2,563,260.80   25,742,283.86   0.1236172
 Class B-1         4,527,000.00      612,574.19      55,723.06           -          55,723.06      556,851.12   0.1230067
 Class B-2         4,527,000.00      612,574.19      55,723.06           -          55,723.06      556,851.12   0.1230067
 Class B-3         4,527,000.00      612,574.19      55,723.06           -          55,723.06      556,851.13   0.1230067
                 --------------   -------------   ------------   -------------   ------------   -------------   ---------
 Total           221,823,000.00   30,143,267.21   2,730,429.97           -       2,730,429.97   27,412,837.24

                                                                           ADCPB at end Period  30,627,137.70
                                                                                                -------------
                                                     Excess of ending over ending note balance   3,214,300.46
                                                                                         Floor   4,527,025.86
                                                                                                -------------
                                                                                    Difference  (1,312,725.40)        -

First Sierra Equipment Contract Trust Series 1997-1
First Sierra Receivables IV, Inc.
Monthly Servicer Certificate - Priority of Payments
Collection Period Ended September 1, 2001

Available Funds
     Collection Account balance, as of August 31, 2001                                    1,379,507.13
     Transfer payments due Collection Account from other Bankers Trust Accounts                      -
     Investment earnings on amounts in Collection Account                                     3,348.66
     Payments due Collection Account from last 3 business days of Collection Period         792,054.22
     Additional contribution for terminated trade-ups and rebooked leases                    17,713.39
     Servicer Advance on current Determination Date                                       1,259,487.99
                                                                                          ------------
     Available Funds on Payment Date                                                      3,452,111.39

Initial Unpaid Amounts inadvertantly deposited in Collection Account                                -
                                                                                          ------------
Remaining Available Funds                                                                 3,452,111.39

Indemnity Payments paid inadvertantly deposited in Collection Account                               -
                                                                                          ------------
Remaining Available Funds                                                                 3,452,111.39

Unreimbursed Servicer Advances
     Unreimbursed Servicer Advances due                                                     543,163.49
     Unreimbursed Servicer Advances paid                                                    543,163.49
                                                                                          ------------
     Unreimbursed Servicer Advances remaining unpaid                                                -
                                                                                          ------------
Remaining Available Funds                                                                 2,908,947.90

Servicer Fees
     Servicer Fees due                                                                       13,922.20
     Servicer Fees paid                                                                      13,922.20
                                                                                          ------------
     Servicer Fees remaining unpaid                                                                 -
                                                                                          ------------
Remaining Available Funds                                                                 2,895,025.70

Servicer Charges inadvertantly deposited in Collection Account                                      -
                                                                                          ------------
Remaining Available Funds                                                                 2,895,025.70

Back-up Servicer Fees
     Back-up Servicer Fees due                                                                  556.89
     Back-up Servicer Fees paid                                                                 556.89
                                                                                          ------------
     Back-up Servicer Fees remaining unpaid                                                         -
                                                                                          ------------
Remaining Available Funds                                                                 2,894,468.81

Premium Amount
     Premium Amount due                                                                       3,302.31
     Premium Amount paid                                                                      3,302.31
                                                                                          ------------
     Premium Amount remaining unpaid                                                                -
                                                                                          ------------
Remaining Available Funds                                                                 2,891,166.49

Indenture Trustee Fee due on Payment Date and unpaid Indenture Trustee Fees
     Indenture Trustee Fee due                                                                  291.67
     Indenture Trustee Fee paid                                                                 291.67
                                                                                          ------------
     Indenture Trustee Fee remaining unpaid                                                         -
                                                                                          ------------
Remaining Available Funds                                                                 2,890,874.82

Reimbursable Trustee Expenses per 7.07(a)(ii)
     Total Indenture Trustee Expenses due                                                           -
     Cap on Indenture Trustee Expenses per 7.07 (a)(ii)                                      75,000.00
                                                                                          ------------
     Total Indenture Trustee Expenses paid                                                          -
                                                                                          ------------
     Indenture Trustee Expenses unpaid                                                              -
Remaining Available Funds                                                                 2,890,874.82

First Sierra Equipment Contract Trust Series 1997-1
First Sierra Receivables IV, Inc.
Monthly Servicer Certificate - Priority of Payments
Collection Period Ended September 1, 2001

Class A-1 through A-4 Note Interest on a pari passu basis:
     Class A-1 Note Interest                                                              -
     Class A-2 Note Interest                                                              -
     Class A-3 Note Interest                                                              -
     Class A-4 Note Interest                                                       149,783.51
                                                                                -------------
     Total Class A Interest due                                                    149,783.51
                                                                                -------------
Remaining Available Funds                                                        2,741,091.32

Class B-1 Note Interest
     Class B-1 Note Interest due                                                     3,514.64
     Class B-1 Note Interest paid                                                    3,514.64
                                                                                -------------
     Class B-1 Note Interest remaining unpaid                                             -
                                                                                -------------
Remaining Available Funds                                                        2,737,576.67

Letter of Credit Bank Fee and unpaid amounts
     Letter of Credit Bank Fee due                                                     280.76
     Letter of Credit Bank Fee paid                                                    280.76
                                                                                -------------
     Letter of Credit Bank Fee remainig unpaid                                            -
                                                                                -------------
Remaining Available Funds                                                        2,737,295.91

Class B-2 Note Interest
     Class B-2 Note Interest due                                                     3,292.59
     Class B-2 Note Interest paid                                                    3,292.59
                                                                                -------------
     Class B-2 Note Interest remaining unpaid                                             -
                                                                                -------------
Remaining Available Funds                                                        2,734,003.32

Class A Base Principal Distribution
     Class A Base Principal Distribution Amount due                              2,563,260.80
     Class A Note Principal Balance as of preceding Payment Date                28,305,544.65
                                                                                -------------
     Class A Base Principal Distribution Amount paid                             2,563,260.80
                                                                                -------------
     Class A Base Principal Distribution Amount remaining unpaid                          -

     Class A-1 Note Principal Balance as of preceding Payment Date                        -
     Class A-1 Base Principal Distribution Amount paid                                    -
                                                                                -------------
     Class A-1 Note Principal Balance after distribution on Payment Date                  -
                                                                                -------------

     Remaining Class A Base Principal Distribution Amount                        2,563,260.80
                                                                                 ------------

     Class A-2 Note Principal Balance as of preceding Payment Date                        -
     Class A-2 Base Principal Distribution Amount paid                                    -
                                                                                -------------
     Class A-2 Note Principal Balance after distribution on Payment Date                  -

     Remaining Class A Base Principal Distribution Amount                        2,563,260.80
                                                                                -------------

     Class A-3 Note Principal Balance as of preceding Payment Date                        -
     Class A-3 Base Principal Distribution Amount paid                                    -
                                                                                -------------
     Class A-3 Note Principal Balance after distribution on Payment Date                  -
     Remaining Class A Base Principal Distribution Amount                        2,563,260.80
                                                                                -------------

     Class A-4 Note Principal Balance as of preceding Payment Date              28,305,544.65
     Class A-4 Base Principal Distribution Amount paid                           2,563,260.80
                                                                                -------------
     Class A-4 Note Principal Balance after distribution on Payment Date        25,742,283.86

Remaining Available Funds                                                          170,742.53

First Sierra Equipment Contract Trust Series 1997-1
First Sierra Receivables IV, Inc.
Monthly Servicer Certificate - Priority of Payments
Collection Period Ended September 1, 2001

Note Insurer Reimbursement Amount
     Note Insuer Reimbursement Amount due                                                 -
     Note Insuer Reimbursement Amount paid                                                -
                                                                                -------------
     Note Insuer Reimbursement Amount remaining unpaid                                    -
Remaining Available Funds                                                          170,742.53

Class B-1 Base Principal Distribution
     Class B-1 Note Principal Balance as of preceding Payment Date                 612,574.19
     Class B-1 Base Principal Distribution due                                      55,723.06
     Class B-1 Base Principal Distribution paid                                     55,723.06
                                                                                -------------
     Class B-1 Base Principal Distribution remaining unpaid                               -
     Class B-1 Note Principal Balance after distribution on Payment Date           556,851.12
Remaining Available Funds                                                          115,019.47

Class B-2 Base Principal Distribution
     Class B-2 Note Principal Balance as of preceding Payment Date                 612,574.19
     Class B-2 Base Principal Distribution due                                      55,723.06
     Class B-2 Base Principal Distribution paid                                     55,723.06
                                                                                -------------
     Class B-2 Base Principal Distribution remaining unpaid                               -
     Class B-2 Note Principal Balance after distribution on Payment Date           556,851.12
Remaining Available Funds                                                           59,296.41

Letter of Credit Reimbursement Amount
     Letter of Credit Reimbursement Amount due                                            -
     Letter of Credit Reimbursement Amount paid                                           -
                                                                                -------------
     Letter of Credit Reimbursement Amount remaining unpaid                               -
Remaining Available Funds                                                           59,296.41

Class B-3 Note Interest
     Class B-3 Note Interest due                                                     3,573.35
     Class B-3 Note Interest paid                                                    3,573.35
                                                                                -------------
     Class B-3 Note Interest remaining unpaid                                             -
                                                                                -------------
Remaining Available Funds                                                           55,723.06

Class B-3 Base Principal Distribution
     Class B-3 Note Principal Balance as of preceding Payment Date                 612,574.19
     Class B-3 Base Principal Distribution due                                      55,723.06
     Class B-3 Base Principal Distribution paid                                     55,723.06
                                                                                -------------
     Class B-3 Base Principal Distribution remaining unpaid                              0.00
     Class B-3 Note Principal Balance after distribution on Payment Date           556,851.13
Remaining Available Funds                                                                 -

Indenture Trustee Expenses in excess of Section 7.07(a)(ii)
     Indenture Trustee Expenses unpaid per above                                          -
     Remaining Indenture Trustee Expenses paid                                            -
                                                                                -------------
     Remaining Indenture Trustee Expenses unpaid                                          -
Remaining Available Funds                                                                 -

Additional Letter of Credit Reimbursement Amount
     Additional Letter of Credit Reimbursement Amount due                                 -
     Additional Letter of Credit Reimbursement Amount paid                                -
                                                                                -------------
     Additional Letter of Credit Reimbursement Amount remaining unpaid                    -
Remaining Available Funds                                                                 -

Other Amounts Due Servicer under Servicing Agreement
     Other Amounts Due Servicer under Servicing Agreement due                             -
     Other Amounts Due Servicer under Servicing Agreement paid                            -
                                                                                -------------
     Other Amounts Due Servicer under Servicing Agreement remaining unpaid                -
Remaining Available Funds                                                                 -

First Sierra Equipment Contract Trust Series 1997-1
First Sierra Receivables IV, Inc.
Monthly Servicer Certificate - Priority of Payments
Collection Period Ended September 1, 2001

Difference between excess of ADCPB over Ending Note Balances and Floor           1,312,725.40

Amount Payable to Residual Holder                                                         -
Remaining Available Funds to Note Holders                                                 -

Class A Additional Principal Distribution
     Remaining Available Funds to Note Holders                                            -
     Adjusted Principal Distribution Sharing Ratio                                     93.878%
                                                                                       ------
     Additional Principal Distribution to Class A                                         -

     Class A Note Principal Balance after payment above                         25,742,283.86
                                                                                -------------
     Class A additional Principal Distribution Amount paid                                -
                                                                                -------------
     Excess cash after payment of additional Class A Principal Distribution               -

     Class A-1 Note Principal Balance after payment above                                 -
     Class A-1 additional Principal Distribution Amount paid                              -
                                                                                -------------
     Class A-1 Note Principal Balance after distribution on Payment Date                  -
                                                                                -------------

     Remaining Class A additional Principal Distribution Amount                           -
                                                                                -------------

     Class A-2 Note Principal Balance after payment above                                 -
     Class A-2 additional Principal Distribution Amount paid                              -
                                                                                -------------
     Class A-2 Note Principal Balance after distribution on Payment Date                  -

     Remaining Class A additional Principal Distribution Amount                           -
                                                                                -------------

     Class A-3 Note Principal Balance after payment above                                 -
     Class A-3 additional Principal Distribution Amount paid                              -
                                                                                -------------
     Class A-3 Note Principal Balance after distribution on Payment Date                  -

     Remaining Class A additional Principal Distribution Amount                           -
                                                                                -------------

     Class A-4 Note Principal Balance after payment above                       25,742,283.86
     Class A-4 additional Principal Distribution Amount paid                              -
                                                                                -------------
     Class A-4 Note Principal Balance after distribution on Payment Date        25,742,283.86

Class B-1 Additional Principal Distribution
     Remaining Available Funds to Note Holders                                            -
     Adjusted Principal Distribution Sharing Ratio                                      2.041%
                                                                                        ------
     Additional Principal Distribution to Class B-1                                       -

     Class B-1 Note Principal Balance after payment above                          556,851.12
     Class B-1 additional Principal Distribution paid                                     -
                                                                                -------------
     Class B-1 Note Principal Balance after distribution on Payment Date           556,851.12

First Sierra Equipment Contract Trust Series 1997-1
First Sierra Receivables IV, Inc.
Monthly Servicer Certificate - Priority of Payments
Collection Period Ended September 1, 2001

Class B-3 Additional Principal Distribution
     Remaining Available Funds to Note Holders                                         -
     Adjusted Principal Distribution Sharing Ratio                                   2.041%
                                                                                ----------
     Additional Principal Distribution to Class B-3                                    -

     Class B-3 Note Principal Balance after payment above                       556,851.13
     Class B-3 additional Principal Distribution paid                                  -
                                                                                ----------
     Class B-3 Note Principal Balance after distribution on Payment Date        556,851.13

First Sierra Equipment Contract Trust Series 1997-1
First Sierra Receivables IV, Inc.
Monthly Servicer Certificate - Fee Calculation
Collection Period Ended September 1, 2001

Calculation of Base Principal Amount
      ADCPB, beginning of Collection Period                                     33,413,290.74
      ADCPB, end of Collection Period                                           30,627,137.70
                                                                                -------------
      Base Principal Amount                                                      2,786,153.04

Unreimbursed Servicing Advances
      Unreimbursed Servicing Advances from previous Collection Period            1,185,236.96
      Servicing Advances collected-during the current Collection Period            642,073.47
                                                                                -------------
      Unreimbursed Servicing Advances as of current Determination Date             543,163.49

Calculation of Interest Due

                      Beginning                        Current                         Total
                      Principal        Interest        Interest      Overdue         Interest
        Class          Balance           Rate            Due         Interest           Due
      ---------     -------------      --------      ----------      --------      ----------
      Class A-1               -          5.7325%            -             -               -
      Class A-2               -          6.3500%            -             -               -
      Class A-3               -          6.3500%            -             -               -
      Class A-4     28,305,544.65        6.3500%     149,783.51           -        149,783.51
      Class B-1        612,574.19        6.8850%       3,514.64           -          3,514.64
      Class B-2        612,574.19        6.4500%       3,292.59           -          3,292.59
      Class B-3        612,574.19        7.0000%       3,573.35           -          3,573.35
                    -------------                     ---------      --------      ----------
                    30,143,267.21        6.3761%     160,164.09           -        160,164.09

Calculation of Principal Due

                         Base             Base                            Total
                      Principal         Principal        Overdue        Principal
        Class        Amount Pct.         Amount         Principal          Due
      ---------      -----------      ------------      ---------      ------------
      Class A               92.0%     2,563,260.80            -        2,563,260.80
      Class B-1              2.0%        55,723.06            -           55,723.06
      Class B-2              2.0%        55,723.06            -           55,723.06
      Class B-3              2.0%        55,723.06            -           55,723.06
                                      ------------      --------       ------------
                                      2,730,429.98            -        2,730,429.98

Calculation of Servicer Fee
      ADCPB as of the prior Calculation Date              33,413,290.74
      Servicer Fee Rate                                           0.500%
      One-twelfth                                                  1/12
                                                                   ----
      Servicer Fee due current period                         13,922.20
      Prior Servicer Fee arrearage                                  -
                                                          -------------
      Servicer Fee due                                        13,922.20

Calculation of Back-up Servicer Fee
      ADCPB as of the prior Calculation Date              33,413,290.74
      Back-up Servicer Fee Rate                                   0.020%
      One-twelfth                                                  1/12
                                                                   ----
      Back-up Servicer Fee due Current Period                    556.89
      less overpayment from prior period                            -
      Prior Back-up Servicer Fee Arrearage                          -
                                                          -------------
      Back-up Servicer Fee due                                   556.89

First Sierra Equipment Contract Trust Series 1997-1
First Sierra Receivables IV, Inc.
Monthly Servicer Certificate - Fee Calculation
Collection Period Ended September 1, 2001

Calculation of Premium Amount
      Class A Principal Amount as of the immediately
        preceding Collection Period                                   28,305,544.65
      Premium Rate                                                            0.140%
      One-twelfth                                                              1/12
                                                                               ----
      Premium Amount due Current Period                                    3,302.31
      Prior Premium Amount arrearage                                            -
                                                                     --------------
      Total Premium Amount due                                             3,302.31

Indenture Trustee Fee (per Payment Date)
      Indenture Trustee Fee (per Payment Date)                               291.67
      Prior Indenture Trustee Fee arrearage                                     -
                                                                     --------------
      Total Indenture Trustee Fee due                                        291.67

Calculation of Letter of Credit Bank Fee
      Total Facility Face Amount (Class B-2 Note
        Principal Balance as of Deter. Date)                             612,574.19
      Letter of Credit Bank Fee Rate                                           0.55%
      One-twelfth                                                              1/12
                                                                               ----
      Letter of Credit Bank Fee due Current Period                           280.76
      Letter of Credit Bank Fee arrearage                                       -
                                                                     --------------
      Total Letter of Credit Bank Fee arrearage due                          280.76
Letter of Credit Reimbursement Amount
      Letter of Credit Reimbursement Amount due current period                  -
      Total Letter of Credit Reimbursement Amount due                           -
                                                                     --------------
Indenture Trustee Expenses
      Indenture Trustee Expenses due                                            -
      Prior Indenture Trustee Expenses arrearage                                -
                                                                     --------------
      Total Indenture Trustee Expenses due                                      -

Additional Letter of Credit Reimbursement Amount
      Additional Letter of Credit Reimbursement Amount
        due current period                                                      -
      Prior Additonal Letter of Credit Reimbursement Amount arrearage           -
                                                                     --------------
      Total Additional Letter of Credit Reimbursement Amount due                -

Other Amounts Due Servicer under Servicing Agreement
      Other Amounts Due Servicer under Servicing Agreement
        - current period                                                        -
      Prior Other Amounts Due Servicer under Servicing Agreement
        - arrearage                                                             -
                                                                     --------------
      Total Other Amounts Due Servicer under Servicing Agreement                -

Floor Calculation
      Initial ADCPB                                                  226,351,292.85
      Floor percent                                                            2.00%
                                                                               -----
      Floor                                                            4,527,025.86

      ADCPB as of end of immediately preceding Collection Period      30,627,137.70

      Aggregate Note Balances prior to any payment on current
        Payment Date                                                  30,143,267.21
      Payments on payment date prior to application of Floor
        Amount, if any
      Class A                                                          2,563,260.80
      Class B-1                                                           55,723.06
      Class B-2                                                           55,723.06
      Class B-3                                                           55,723.06
                                                                     --------------
      Total Base Principal Amount distributions on current
        payment date                                                   2,730,429.97
                                                                     --------------
      Aggregate Note Balance after payment of Base Principal Amount   27,412,837.24
                                                                     --------------
      Excess of ADCPB over Ending Note Balances                        3,214,300.46

      Difference between excess and floor                              1,312,725.40

First Sierra Equipment Contract Trust Series 1997-1
First Sierra Receivables IV, Inc.
Monthly Servicer Certificate - Tests
Collection Period Ended September 1, 2001

Restricting Event Determination:

                                                                                                     Yes/No
                                                                                                     ------
     A) Event of Servicer Termination (Yes/No)                                                         No
     B) Note Insuer has Made a Payment (Yes/No)                                                        No
     C) Gross Charge Off Event has Occurred (Yes/No)                                              0    No
     D) Delinquency Trigger Event has Occurred (Yes/No)                                                No

Events of Default: Section 8.01 of Indenture
                                                                                                     Yes/No
                                                                                                     ------
     A) Failure to distribute to the Noteholders all or part of any payment of Interest requried to be made under the Noerms of such
     Notes or the Indenture when due; and,                                                             No

     B) Failure to distribute to the  Noteholders (x) on any Payment
     Date, an amount equal to the principal due on the Out Standing
     Notes as of such Payment Date to the extent that sufficient
     Available Funds are on deposit in  the Collection Account of (y)
     on the Class A-1 Maturity Date, the Class A-2 Maturity Date, the
     Class A-3 Maturity Date, the Class A-4 Maturity Date, the
     Class B-1  Maturity  Date, the Class B-2 Maturity  Date, or
     the Class B-3 Maturity  Date, as the case may be, on any
     remaining  principal owed on the outstanding Class A-1 Notes,
     Class A-2 Notes, Class A-3 Notes, Class A-4 Notes, Class B-1
     Notes, Class B-2 Notes, or Class B-3 Notes, as the case may be.                                   No

Events of Servicer Termination: Section 6.01 of Servicing Agreement

       Section                    Event                                                              Yes/No
     ----------                   -----                                                              -------
     6.01(i)      Failue to make payment requried                                                      No
     6.01(ii)     Failue to submit Monthly Statement                                                   No
     6.01(iii)    Failure to Observe Covenants in Servicing Agreement                                  No
     6.01(iv)     Servicer consents to appointment of custodian, receiver, etc.                        No
     6.01(v)      Servicer files a volunatry petition for bankruptcy                                   No
     6.01(vi)     Order of judgement in excess of $500,000                                             No
     6.01(vii)    Petition under bankruptcy laws against Servicer is not stayed, withdrawn or dimissed within 60 daysNo
     6.01(viii)   Assignment by Servicer to a delegate its rights under Servicing Agreement            No
     6.01(ix)     Servicer Trigger Event as contained in the Insurance Agreement has occurred.         No

First Sierra Equipment Contract Trust Series 1997-1
First Sierra Receivables IV, Inc.
Monthly Servicer Certificate - Trigger Account Calculations
Collection Period Ended September 1, 2001


Gross Charge Event Calculation:

                                                                         Result
                                                                        --------
     Gross Charge Off Ratio Current Period                                2.29%
     Gross Charge Off Ratio Prior Period                                  0.05%
     Gross Charge Off Ratio Second Prior Period                          -0.26%
                                                                         ------
     Average of Gross Charge Off Ratio for Three Periods                  0.69%
     Maximum Allowed                                                      2.50%

     Gross Charge Off Ratio:

                                 ADCPB of                                                              Gross Charge Off Ratio
                              All Defaulted         Less                                                    Charge Offs/
                                Contracts        Recoveries        Charge Offs         ADCPB                   ADCPB
                             --------------     ------------      ------------     -------------      -----------------------
     Current Period              720,519.79       662,067.01         58,452.78     30,627,137.70                2.29%
     Prior Period                115,400.12       114,076.40          1,323.72     33,413,290.74                0.05%
     Second Prior Period          55,389.38        63,256.65         -7,867.27     35,968,929.05               -0.26%

Delinquency Event Calculation:

                                                                                   Results
                                                                                  ---------
     Delinquency Trigger Ratio Current Period                                        4.03%
     Delinquency Trigger Ratio Prior Period                                          4.43%
     Delinquency Trigger Ratio Second Prior Period                                   3.25%
                                                                                     -----
     Average of Delinquency Trigger Ratios                                           3.90%
     Maximum Allowed                                                                 7.50%

     Delinquency Trigger Ratio:

                                      A                        B                    A/B
                                      -                        -                    ---
                                  ADCPB of                  ADCPB of
                           Contract (greater than)       All Contracts      Delinquency Trigger
                              30 Days  Past Due         As of Month-End           Ratio:
                           -----------------------     -----------------    -------------------
     Current Period                   1,234,816.60         30,627,137.70            4.03%
     Prior Period                     1,480,987.24         33,413,290.74            4.43%
     Second Prior Period              1,167,654.69         35,968,929.05            3.25%
                                     ADCPB             Delinquency Ratio
                                --------------         -----------------
     Current                        29,392,321               95.97%
     31-60 Days Past Due               462,036                1.51%
     61-90 Days Past Due               312,355                1.02%
     91+ Days Past Due                 460,426                1.50%
                                       -------                -----
     TOTAL                          30,627,138              100.00%

Substitution Limits

     ADCPB as of Cut-Off Date                                                226,351,292.85
     Maximum Substitution (10% of Initial)                                    22,635,129.29

     Prior month Cumulative ADCPB Substituted                                  3,197,626.96
     Current month ADCPB Substituted                                                    -
                                                                                        -
     Cumulative ADCPB Substituted                                              3,197,626.96